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                                                                    EXHIBIT 10.2



                     AMENDMENT TO STOCK PURCHASE AGREEMENT



                 This Amendment to Stock Purchase Agreement ("Amendment") is hereby entered into among the undersigned parties to the Stock Purchase Agreement, dated as of August 29, 1995, and modified by the Closing Extension Under Stock Purchase Agreement, dated as of October 30, 1995 (as modified, the "Agreement"). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings provided in the Agreement.

                                R E C I T A L S

                 A. The Buyer has requested Sellers to modify the Agreement in order to permit Buyer to comply with the requirements of its lender, FINOVA Capital Corporation.

                 B. Sellers are willing to agree to Buyer's request, provided Buyer pays $625,000 of the Purchase Price in cash at the Closing and agrees to pay certain penalties in the event payments are not timely made under the Down Payment Note, the Contingent Note and the Absolute Note.

                               A G R E E M E N T

                 Therefore, Buyer and Sellers agree as follows:

                 1. Subject to, and effective only upon, the payment by Buyer to Sellers of $625,000 in cash at the Closing, as provided below, the Agreement shall be amended as follows:

                          1.1.    Section 1.3(b) of the Agreement shall be
revised in its entirety to read as follows:

                                  (b)  If the Affected Real Property or any
                          portion thereof is sold, on or before the Closing, for an aggregate price of at least $3,000,000, Buyer shall pay $1,024,000, otherwise Buyer shall pay $624,000, in each case at the Closing in cash by wire transfer of immediately available funds to an account designated by Sellers' Agent by written notice given to Buyer at least one Business Day prior to the Closing Date.
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                          1.2.    Section 1.3(c) of the Agreement shall be
amended by changing the reference to "$250,000" in the first line to $"125,000."

                          1.3.    The forms of the Down Payment Note, the
Contingent Note and the Absolute Note shall be revised in their entirety and replaced with the forms of such notes attached hereto and incorporated herein by this reference.

                 2. The Closing shall take place no later than 5:00 p.m. local time on November 13, 1995.

                 3. In all other respects, the Agreement shall remain unchanged and is hereby confirmed and ratified by the parties.

                 4. This Amendment may be signed and delivered in several counterparts (including counterpart signature pages transmitted by telecopier), each of which together shall constitute one document.

                 Dated ______________________________________, 1995.

                                BUYER:

                                           FAMILY BARGAIN CORPORATION,
                                           a Delaware corporation

                                           By:___________________________

                                           Name:_________________________

                                           Title:________________________


                                SELLERS' AGENT:  ________________________
                                                 Robert S. Stuchen


                                SELLERS:



___________________________
Zellie Capin

___________________________
Hyman Capin

___________________________       ___________________________________
Harlan M. Capin                   Felice Capin

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
_____________________________     ___________________________________
Leonard F. Cooper                 Bette C. Cooper


_____________________________     ___________________________________
Robert S. Stuchen                 Dobra I. Stuchen

_____________________________     ___________________________________
James B. Capin                    Victoria H. Capin

_____________________________     ___________________________________
David C. Cooper                   Liane L. Cooper

_____________________________
Mark R. Capin

_____________________________     ___________________________________
Fredric J. Capin                  Cynthia A. Capin

_____________________________
Norman A. Capin

_____________________________     ___________________________________
Jeffrey H. Stuchen                Amy L. Stuchen

_____________________________     ___________________________________
Nils Urman                        Sharon C. Urman

_____________________________     ___________________________________
Maxwell Gordon Keith              Elizabeth C. Keith

_____________________________
Sean L. Stuchen

_____________________________     ___________________________________
Richard B. Kauffman               Sandra C. Kauffman





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